                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 13, 2002
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                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



          Nevada                       000-28307                13-3709558
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(State or other jurisdiction          (Commission             (IRS Employer
of Incorporation)                     File Number)          Identification No.)



22-09 Queens Plaza North, Long Island City, New York              11101
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code 718/752-2400
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         (Former name or former address, if changed since last report)


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     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of NESCO Industries, Inc. under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 9.
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

Exhibit
Number                  Exhibit
------                  -------
99(a)                   Certification of Jeffrey L. Powell, Chief Executive Officer of NESCO
                        Industries, Inc., dated August 13, 2002, pursuant to 18 U.S.C. Section
                        1350.

99(b)                   Certification of Lawrence S. Polan, Chief Financial Officer of NESCO
                        Industries Inc., dated August 13, 2002, pursuant to 18 U.S.C. Section
                        1350.

99(c)                   Certification of Jeffrey L. Powell, Chief Executive Officer of NESCO
                        Industries, Inc., dated August 19, 2002, pursuant to 18 U.S.C. Section
                        1350.

99(d)                   Certification of Lawrence S. Polan, Chief Financial Officer of NESCO
                        Industries, Inc., dated August 19, 2002, pursuant to 18 U.S.C. Section
                        1350.
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ITEM 9. REGULATION FD DISCLOSURE

     On August 13, 2002, Jeffrey L. Powell, Chief Executive Officer of NESCO Industries, Inc. (the "Corporation") and Lawrence S. Polan, Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350 in connection with the filing of the Corporation's Annual Report on Form 10-KSB. Copies of the certifications are included in this Form 8-K as Exhibits 99(a) and 99(b).

     On August 19, 2002, Jeffrey L. Powell, Chief Executive Officer of the Corporation and Lawrence S. Polan, Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350 in connection with the filing of Amendment No. 1 to the Corporations Annual Report on Form 10-KSB. Copies of the certifications are included in this Form 8-K as Exhibits 99(c) and 99(d).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NESCO INDUSTRIES, INC.


Dated: August 19, 2002                /s/  Lawrence S. Polan
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                                      Lawrence S. Polan, Vice President and CFO